INCOME TAXES	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

8. INCOME TAXES

Enterprise income tax

Cayman Islands

Under the current laws of the Cayman Islands, Digital Currency X is not subject to tax on income or capital gain. Additionally, upon payments of dividends to shareholders, no Cayman Islands withholding tax will be imposed.

United States

Under the current laws of the United States, Jupiter Wellness Acquisition Corp., incorporated in the State of Delaware, is subject to U.S. federal corporate income tax at a rate of 21% on its worldwide income. In addition, the Company may be subject to state income taxes, including in the State of Delaware, which imposes a corporate income tax rate of approximately 8.7% on taxable income allocated to the state. No withholding tax is generally imposed on dividend payments made by U.S. corporations to non-U.S. shareholders, unless certain exceptions apply under U.S. tax rules. For the year ended December 31, 2025, JWAC incurred net operating losses (“NOLs”) in the United States.These losses generate deferred tax assets (“DTA”) measured using the U.S. federal and state statutory tax rates.

DIGITAL CURRENCY X TECHNOLOGY INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024 and 2023

(Amounts in thousands of US$, except for number of shares and per share data)

Valuation Allowance for United States Deferred Tax Assets

In assessing the realizability of deferred tax assets attributable to United States NOLs generated by JWAC,management considers whether it is more-likely-than-not that such assets will be realized. The ability to realize the United States NOLs is dependent solely on the generation of future taxable income by United States subsidiaries within the carryforward periods. Profits of the Parent Company in the Cayman Islands are not subject to United States income tax and cannot be used to offset United States taxable income or United States NOLs. As of December 31, 2025, the Company has recorded a full valuation allowance againstits United States DTA because management has concluded that it is more-likely-than-notthat the Company will not generate sufficient future taxable income in the United States to utilize the NOLs. This assessment is based on the Company’s history of operating losses and uncertainty regarding future taxable income.

Composition of income tax benefits for the periods are as follow:

	December 31, 2025 US$’000	December 31, 2024 US$’000	December 31, 2023 US$’000
Current income tax expenses (benefits)	-	-	-
Deferred income tax expenses (benefits)	-	-	-
Income tax expenses	-	-	-

The Company did not record income tax expense for the periods presented primarily due to operating losses in jurisdictions where no tax benefit was recognized as a result of valuation allowances, as well as income generated in non-taxable jurisdictions.

The following table reconciles to the Group’s effective tax rate for the years ended December 31, 2025, 2024 and 2023:

	December 31,	December 31,	December 31,
	2025	2024	2023

United States federal statutory tax rate	21%	21%	21%
State income taxes, net of federal benefit	-%	-%	-%
Foreign tax rate differences	(21)%	(21)%	(21)%
Change in valuation allowance on United States DTA	-%	-%	-%

Significant components of deferred tax assets were as follows:

	December 31,	December 31,
	2025	2024

Deferred tax assets
Net operating loss carryforward in the United States	261	53
Valuation allowance	(261)	(53)
Net deferred tax asset	-	-